Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$10,188,869
Unrealized Gain (Loss) on Market Value of Futures	(19,791,717)
Interest Income	156,129
ETF Transaction Fees	2,450
Total Income (Loss)	$(9,444,269)

Expenses
Management Fees	$372,884
Professional Fees	47,917
Brokerage Commissions	94,341
Non-interested Directors' Fees and Expenses	2,975
Prepaid Insurance Expense	2,416
Total Expenses	$520,533
Net Income (Loss)	$(9,964,802)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/16	$545,781,833
Additions (700,000 Shares)	28,981,559
Net Income (Loss)	(9,964,802)

Net Asset Value End of Month	$564,798,590
Net Asset Value Per Share (13,600,000 Shares)	$41.53

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2016

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$(245,687)
Interest Income	799
Total Income (Loss)	$(244,888)

Expenses
Management Fees	$1,549
Professional Fees	5,545
Non-interested Directors' Fees and Expenses	15
Prepaid Insurance Expense	10
Total Expenses	7,119
Expense Waiver	(5,017)
Net Expenses	$2,102
Net Income (Loss)	$(246,990)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/16	$3,027,916
Net Income (Loss)	(246,990)

Net Asset Value End of Month	$2,780,926
Net Asset Value Per Share (200,000 Shares)	$13.90

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended May 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$46,761
Unrealized Gain (Loss) on Market Value of Futures	(2,941)
Unrealized Gain (Loss) on Foreign Currency Translations	(608)
Interest Income	558
Total Income (Loss)	$43,770

Expenses
Management Fees	$1,127
Professional Fees	5,108
Brokerage Commissions	346
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	9
Total Expenses	6,601
Expense Waiver	(5,168)
Net Expenses	$1,433
Net Income (Loss)	$42,337

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/16	$2,029,332
Net Income (Loss)	42,337

Net Asset Value End of Month	$2,071,669
Net Asset Value Per Share (100,000 Shares)	$20.72

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$10,235,630
Unrealized Gain (Loss) on Market Value of Futures	(20,040,345)
Unrealized Gain (Loss) on Foreign Currency Translations	(608)
Interest Income	157,486
ETF Transaction Fees	2,450
Total Income (Loss)	$(9,645,387)

Expenses
Management Fees	$375,560
Professional Fees	58,570
Brokerage Commissions	94,687
Non-interested Directors' Fees and Expenses	3,001
Prepaid Insurance Expense	2,435
Total Expenses	534,253
Expense Waiver	(10,185)
Net Expenses	$524,068
Net Income (Loss)	$(10,169,455)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/16	$550,839,081
Additions (700,000 Shares)	28,981,559
Net Income (Loss)	(10,169,455)

Net Asset Value End of Month	$569,651,185

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612